UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2016
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WORKIVA INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36773	47-2509828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2900 University Blvd, Ames, IA 50010 (888) 275-3125 (Address of principal executive offices) (888) 275-3125 (Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 14, 2016, the Compensation Committee (the "Committee") of the board of directors (the "Board") of Workiva Inc. (the "Company") approved and adopted the Workiva Inc. Nonqualified Deferred Compensation Plan (the "Plan"), effective as of January 14, 2016.

The Plan is a nonqualified deferred compensation plan under which designated eligible participants may elect to defer a portion of their compensation and/or restricted stock units ("RSUs") granted under the Workiva Inc. 2014 Equity Incentive Plan, as amended from time to time (the "2014 Equity Plan"). Eligible participants are the Company's directors and certain other management or highly compensated employees selected by the Committee. RSUs may be deferred until a specified payment date, the participant’s termination of service with the Company, the participant’s death or disability, or a change in control of the Company, whichever occurs first. RSUs and compensation deferred under the Plan are subject to income tax when distributed from the Plan. The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Section 8 - Other Events

Item 8.01.	Other Events.
The form of Restricted Stock Unit Agreement for service-vesting restricted stock units under the Workiva Inc. 2014 Equity Incentive Plan is attached hereto as Exhibit 10.2.

Section 9 - Financial Statements and Exhibits

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Workiva Inc. Nonqualified Deferred Compensation Plan effective as of January 14, 2016.

10.2	Form of Workiva Inc. Restricted Stock Unit Agreement for service-vesting restricted stock units under the Workiva Inc. 2014 Equity Incentive Plan.

SIGNATURE
Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 15th day of January, 2016.

WORKIVA INC.

By:	/s/ Troy M. Calkins
Name:	Troy M. Calkins
Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Workiva Inc. Nonqualified Deferred Compensation Plan effective as of January 14, 2016.

10.2	Form of Workiva Inc. Restricted Stock Unit Agreement for service-vesting restricted stock units under the Workiva Inc. 2014 Equity Incentive Plan.